Exhibit 10.9

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of February 6, 2023, is entered into by and between LiveOne, Inc. (fka LiveXLive Media, Inc.), a Delaware corporation (the “Company”), and Robert Ellin (the “Executive”). The Company and the Executive shall collectively be referred to herein as the “Parties”. Capitalized terms used in this Amendment but not defined herein have the meanings ascribed to them in the Employment Agreement (as defined below).

WHEREAS, the Parties have previously entered into that certain Employment Agreement, dated as of September 7, 2017 (the “Original Employment Agreement”), as amended by Amendment No. 1 to the Original Employment Agreement, dated as of December 14, 2017 (“Amendment No. 1” and together with the Original Employment Agreement, the “Employment Agreement”);

WHEREAS, the Parties now desire to amend the Employment Agreement as set forth herein; and

WHEREAS, pursuant to Section 9.1 of the Employment Agreement, the Employment Agreement may be amended by the Parties pursuant to a written instrument duly executed by each of the Parties.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Employment Agreement.

(a) Effective as of September 7, 2022, the Term of the Employment Agreement shall be extended until September 7, 2023 (inclusive) unless sooner terminated as provided in the Employment Agreement.

(b) Except for the amendments expressly set forth in this Section 1, the text of the Employment Agreement shall remain unchanged and in full force and effect.

Section 2. Miscellaneous. The provisions of Sections 8.8 and 9 of the Employment Agreement are incorporated herein by reference.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have entered into and signed this Amendment as of the date and year first above written.

COMPANY:

LiveOne, Inc.

By:	/s/ Aaron Sullivan
Name:	Aaron Sullivan
Title:	Interim Chief Financial Officer

EXECUTIVE:

Robert Ellin

/s/ Robert S. Ellin
(signature)